UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

March 20, 2019

Date of Report (Date of earliest event reported)

Canadian Pacific Railway Limited

(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta,

Canada, T2C 4X9

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (403) 319-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01.	Other Events.

Canadian Pacific Railway Limited (the “Company”) is a foreign private issuer that prepares its management proxy circular, as required, in accordance with Canadian corporate and securities law requirements. The Company currently continues to file its periodic and current reports on U.S. domestic issuer forms. The Company’s 2019 Notice of Annual Meeting of Shareholders and 2019 Management Proxy Circular, dated March 15, 2019, has been filed with the Canadian securities regulatory authorities on March 20, 2019, and is also being filed on this current report on Form 8-K.

A copy of the Company’s 2019 Notice of Annual Meeting of Shareholders and Proxy Statement is attached as Exhibit 99.1 to this current report on Form 8-K.

Additionally, on March 20, 2019, the Company issued a press release announcing the filing of the Company’s 2019 Notice of Annual Meeting of Shareholders and Management Proxy Circular with Canadian and U.S. securities regulators. A copy of this press release is attached as Exhibit 99.2 to this current report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 99.1	2019 Notice of Annual Meeting of Shareholders and 2019 Management Proxy Circular

Exhibit 99.2	Press Release dated March 20, 2019 announcing the filing of the Company’s 2019 Notice of Annual Meeting of Shareholders and Management Proxy Circular.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

Exhibit 99.1	2019 Notice of Annual Meeting of Shareholders and 2019 Management Proxy Circular

Exhibit 99.2	Press Release dated March 20, 2019 announcing the filing of the Company’s 2019 Notice of Annual Meeting of Shareholders and Management Proxy Circular.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2019

CANADIAN PACIFIC RAILWAY LIMITED

By:	/s/ Nizam Hasham
	Name:	Nizam Hasham
	Title:	Assistant Corporate Secretary

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